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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  September 13, 1999


                                Fresh Foods, Inc.
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               (Exact Name of Registrant as Specified in Charter)


North Carolina                      0-7277                   56-0945643
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

361 Second Street, NW, Hickory, North Carolina                  28601
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (828) 304-0027


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Item 5.       Other Events

              On Monday, September 13, 1999, the Registrant announced the signing of a definitive agreement to sell the Registrant's restaurant subsidiaries. The Registrant hereby files its press release dated September 13, 1999 as Exhibit 99.1.

Item 7.       Exhibits

              99.1       Press release dated September 13, 1999


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         September 15, 1999                 FRESH FOODS, INC.


                                                 By: /s/ James E. Harris
                                                     ---------------------------
                                                     James E. Harris
                                                     Executive Vice President
                                                     and Chief Financial Officer